Exhibit 10.18

                      Master Loan Agreement by and between
                         CNL Hotel Investors, Inc. and
                    Jefferson-Pilot Life Insurance Company,
                            dated February 24, 1999


                              MASTER LOAN AGREEMENT

         THIS MASTER LOAN AGREEMENT is made and entered into as of the 24th day of February, 1999, by and between CNL HOTEL INVESTORS, INC., a Maryland corporation and JEFFERSON-PILOT LIFE INSURANCE COMPANY, a North Carolina corporation.

                                   BACKGROUND

         The Borrower desires to borrow from the Lender the total principal amount of $96,567,501.00 in the form of eight separate loan transactions more particularly referenced in Article 2 hereof, and the Lender is willing to make such loans to the Borrower on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1.

                                   DEFINITIONS
                                   -----------

         For the purposes of this Agreement:

         Section 1.01      Definitions.

         "Agreement" shall mean this Agreement.

         "Agreement Date" shall mean the date as of which this Agreement is dated.

         "Applicable Law" shall mean in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which such Person or its properties are bound.

         "Assignment of Leases" shall mean each Absolute Assignment of Rents and Profits and Collateral Assignment of Leases executed by the Borrower in favor of the Lender in connection with the closing of each Loan.

         "Authorized Signatory" shall mean such senior personnel of the Borrower as may be duly authorized and designated in writing by the Borrower to execute documents, agreements and instruments on behalf of the Borrower.

         "Borrower"   shall  mean  CNL  Hotel   Investors,   Inc.,   a  Maryland
corporation, its successors and permitted assigns.

         "Business Day" shall mean a day on which national banks are open for the transaction of business required for this Agreement in Greensboro, North Carolina.

         "Collateral" shall mean and include all real and personal property of the Borrower, whether now owned or hereafter acquired by the Borrower or in which the Borrower has or hereafter acquires any interest, to the extent of such interest, with respect to each Security Agreement, Deed of Trust, Assignment of Leases, or any other instrument or agreement now or hereafter effective in favor of the Lender as security for the payment and performance of all or any portion of the Obligations.

         "Collateral  Hotels" shall mean any of the hotels identified in Section
2.01 of this Agreement which have been conveyed to Lender under a Deed of Trust.

         "Deed of Trust" shall mean each deed of trust, security agreement and fixture filing executed by Borrower to a trustee for the benefit of Lender in connection with the closing of each Loan.

         "Lender" shall mean Jefferson-Pilot Life Insurance Company, a North Carolina corporation.

         "Lien" shall mean, with respect to any property, any deed of trust, lien, pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment, or other encumbrance of any kind in respect of such property, whether or not choate, vested, or perfected.

         "Loan" shall mean and include any single loan transaction made by the Lender to or for the benefit of the Borrower as more particularly detailed in
Article 2, and "Loans" shall mean and include all eight loans made by the Lender to or for the benefit of the Borrower as more particularly detailed in Article 2.

         "Loan Commitments" shall mean the eight separate Mortgage Loan Commitments issued by the Lender in favor of the Borrower dated December 1, 1998, and accepted by CNL Hospitality Advisors, Inc. on behalf of the Borrower on January 18, 1999, copies of which are attached hereto as Exhibits "A" through "H".

         "Loan Documents" shall mean this Agreement, the Note, the Security Agreement, the Deed of Trust, the Assignment of Leases, the Uniform Commercial Code financing statements, and all other documents or agreements executed in connection herewith and therewith.

         "Materially  Adverse  Effect" shall mean any materially  adverse effect upon the business, assets, liabilities, financial condition, results of operations, or business prospects of the Borrower or upon the ability of the Borrower to perform any material obligations under this Agreement or any other Loan Document resulting from any act, omission, situation, status, event, or undertaking, either singly or taken together.

         "Maturity Date" shall mean July 31, 2009, or such earlier date as payment of the Loan shall be due (whether by acceleration or otherwise).

         "Necessary Authorizations" shall mean all authorizations, consents, approvals, permits, licenses and exemptions of, filings and registrations with, and reports to, all governmental and other regulatory authorities, whether federal, state, or local, and all agencies thereof.

         "Note" shall mean each promissory note executed by the Borrower in favor of the Lender in connection with the closing of each Loan.

         "Obligations" shall mean all payment and performance duties, liabilities, and obligations of the Borrower to the Lender, including without limitation, all liabilities now or at any time or times hereafter owing to the Lender under this Agreement, each Note, Deed of Trust, Assignment of Leases, Security Agreement, and the other Loan Documents.

         "Person" shall mean an individual, corporation, partnership, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Security Agreement" shall mean the Security Agreement from the Borrower in favor of the Lender, in form and substance approved by the Lender.

Each definition of a document in this Article 1 shall include such document as amended, modified, or supplemented from time to time with the prior consent of the Lender, and as actually executed by the parties thereto, and, except where the context otherwise requires, definitions imparting the singular and referring to an individual Loan shall include the plural referring to all Loans, and vice versa. Except where specifically restricted, reference to a party to a Loan Document includes that party and its successors and permitted assigns.

                                   ARTICLE 2.

                                    THE LOANS

         Section 2.01 The Loans. The Lender has agreed to lend the total principal sum of not more than $96,567,501.00 to the Borrower as more particularly set forth in the Loan Commitments, and the terms and conditions of the Loan Commitments are incorporated into this Agreement by reference thereto. The amount and security address for each Loan pursuant to the Loan Commitments is as follows:

Loans    Loan Number   Loan Amount                  Security
-----    -----------   -----------                  --------

1.       099217        $17,695,748.00   Residence Inn, 370 Hughes Center Drive,
                                        Las Vegas, Nevada;
2.       099218        $ 8,776,371.00   Marriott Courtyard, Quorum Drive,
                                        Addison, Texas;
3.       099219        $10,455,733.00   Residence Inn, 801 N. 44th Street,
                                        Phoenix, Arizona;
4.       099220        $18,654,195.00   Marriott Courtyard, 925 Westlake Avenue,
                                        North, Seattle, Washington;
5.       099221        $10,818,150.00   Marriott Courtyard, 3309 N. Scottsdale
                                        Road, Scottsdale, Arizona;

Loans    Loan Number    Loan Amount                  Security
-----    -----------    -----------                  --------

6.       099222         $17,629,632.00  Marriott Suites, 2493 North Stemmons
                                        Freeway, Dallas, Texas;
7.       099223         $ 6,651,333.00  Marriott Courtyard, Legacy Park and
                                        Dallas North Tollway, Plano, Texas; and
8.       099224         $ 5,886,339.00  Residence Inn, 5001 Whitestone Lane,
                                        Plano, Texas.

Each Loan shall be consummated in accordance with the applicable Loan Commitment and shall be evidenced by a Note and secured by a Deed of Trust, an Assignment of Leases and a Security Agreement.

         Section 2.02 Cross-Default. The Borrower covenants and agrees for the benefit of the Lender that any default, which continues beyond applicable notice and cure periods, under any of the Loan Commitments or under any of the Loans, or any of the documentation evidencing, securing or otherwise relating to the Loans, shall be and constitute a default under all Loan Commitments and under all Loans and the documentation evidencing, securing or otherwise relating to Loan Commitments and the Loans; and the Loan Commitments and the Loan Documents are so cross-defaulted. Specifically, Borrower agrees, subject to the provisions and limitations contained in Paragraphs 9, 10 and 12 of the Loan Commitments, that:

                  (a) A default,  which continues beyond  applicable  notice and cure periods, under any of the Loan Commitments or under any of the documents evidencing, securing or otherwise relating to any individual Loan shall also constitute a default under all other Loan Commitments and under the documents, securing or otherwise relating to all other Loans and shall entitle the Lender to terminate all Loan Commitments and to exercise any and all rights provided in the documents evidencing, securing or otherwise relating to all other Loans, or otherwise available at law or in equity; and

                  (b) Borrower hereby acknowledges and agrees that, in the case of a default, which continues beyond applicable notice and cure periods, under any of the Loan Documents evidencing, securing or otherwise relating to any of the Loans, the Lender may, at its option, foreclose any Deed of Trust or avail itself of any other remedy provided in any other Loan Document. If and when the Lender shall foreclosure any Deed of Trust, or so avail itself of any other remedy, then the sale by the Lender of any property so secured, or the exercise of any other remedy, shall not exhaust Lender's power of sale contained in the other Deeds of Trust, or remedies contained in the other Loan Documents, and the Lender is specifically empowered to make successive sales and exercise other remedies, until all Collateral shall be sold and all remedies exercised, or the entire indebtedness created under the Loans has been extinguished.

         Section 2.03 Cross-Collateralization. All Loans are cross-collateralized; specifically, the Borrower agrees that in the event any Deed of Trust is foreclosed, or any remedy under any of the other Loan Documents exercised, and the proceeds of such foreclosure or other remedy exceed the primary indebtedness secured by such Loan Document (the Note referenced in each Loan Document which grants security being the primary indebtedness secured by that Loan Document), the excess proceeds shall be retained by the Lender and immediately applied to the outstanding indebtedness secured by the other Loan Documents. The Lender shall be entitled to retain all proceeds of any such foreclosure sale or exercise of such remedy until all indebtedness secured by all Loan Documents shall have been paid in full.

         Section 2.04 No Release. The Borrower shall be permitted to prepay the Notes as provided in Exhibit B attached to each Note; however, no Collateral shall be released from the provisions of any Loan Document until such time as all Loans have been paid in full, except as otherwise provided in the Deeds of Trust or other Loan Documents.

         Section 2.05 Incorporation by Reference. If any Loan Document shall reference the cross-default provisions of Section 2.02 and the cross-collateralization provisions of Section 2.03, said provisions shall be incorporated by reference to the same extent as if set forth in full in each Loan Document.

         Section  2.06  Interest.   The  Borrower  shall  pay  interest  on  the
outstanding unpaid principal amount of the Loans at the times, in the amounts and in the manner provided in the Loan Documents.

         Section 2.07 Repayment. The Loans shall be repaid at the times, in the amounts and in the manner provided in the Loan Documents.


                                   ARTICLE 3.

                                GENERAL COVENANTS

         So long as any of the Obligations is outstanding and unpaid and unless the Lender shall otherwise consent in writing:

         Section 3.01 Preservation of Existence and Similar Matters. The Borrower will (a) preserve and maintain its existence, rights, franchises, licenses, and privileges in its jurisdiction of incorporation including, without limitation, all Necessary Authorizations and (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization.

         Section 3.02 Compliance with Applicable Law. The Borrower will comply with all requirements of Applicable Law.

         Section 3.03 Compliance  with Covenants.  The Borrower will comply with
all   covenants   and    agreements    contained   in   the   Loan    Documents.


         Section 3.04 Use of Proceeds. The Borrower will use the proceeds of the Loans solely for the purpose of acquiring the Collateral.


         Section 3.05 Further Assurances. The Borrower will promptly cure, or cause to be cured, defects in the creation and issuance of the Notes, and the execution and delivery of the Loan Documents (including this Agreement), and the perfection of any Liens in favor of the Lender resulting from any act or failure to act by the Borrower or any employee or officer thereof. The Borrower at its expense will promptly execute and deliver to the Lender, or cause to be executed and delivered to the Lender, all such other and further documents, agreements, and instruments which are necessary in compliance with or accomplishment of the covenants and agreements of the Borrower in the Loan Documents, including this Agreement, or to evidence further and more fully describe the Collateral, or to correct any omissions or errors in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan Documents, or to perfect, protect, or preserve any Liens created pursuant to any of the Loan Documents, or to make any recordings, to file any notices, or to obtain any consents, all as may be necessary or appropriate in connection therewith as may be reasonably requested.

         Section 3.06 Broker's Claims. Borrower and Lender each acknowledge that there are no brokers involved with the Loans, other than Holliday Fenoglio, L.P. The Borrower hereby indemnifies and agrees to hold the Lender harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees and expenses) which may be suffered or incurred by the Lender in respect of any claim, suit, action or cause of action now or hereafter asserted by a broker or any Person acting in a similar capacity arising from or in connection with the execution and delivery of this Agreement or any other Loan Document or the consummation of the transactions contemplated herein or therein.

                                   ARTICLE 4.

                                  MISCELLANEOUS

         Section 4.01 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         Section 4.02 Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 4.03 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

         Section 4.04 Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise, and all terms not otherwise defined in this Agreement shall have the same meaning as defined in the other Loan Documents, unless the context shall require otherwise.

         Section 4.05 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         Section 4.06 Entire Agreement; Amendments. This Agreement and the other Loan Documents represent the entire agreement between the Borrower and the Lender with respect to the subject matter of this transaction. No amendment or modification of the terms and provisions of this Agreement shall be effective unless in writing and signed by the Lender and the Borrower.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused it to be executed under seal by their duly authorized officers, all as of the day and year first above.

                                      BORROWER:

                                      CNL HOTEL INVESTORS, INC., a Maryland
                                      corporation


                                      BY: /s/ Charles A. Muller        (SEAL)
                                          (Name:  Charles A. Muller         )
                                          (Title:  Executive Vice President )



                                      LENDER:

                                      JEFFERSON-PILOT LIFE INSURANCE COMPANY,
                                      a North Carolina corporation


                                      BY: /s/ William M. Stephens      (SEAL)
                                          (Name:  William M. Stephens       )
                                          (Title: Assistant Vice President  )